UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2013

BEST BUY CO., INC.
(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Best Buy Co., Inc. ("Best Buy" or the "registrant") is recasting certain financial information included in Best Buy's Transition Report on Form 10-K for the transition period from March 4, 2012 to February 2, 2013 (the "Form 10-K"), which was filed with the U.S. Securities and Exchange Commission ("SEC") on March 27, 2013. The relevant financial information in the Form 10-K is being recast to reflect the results of Best Buy Europe (as defined below) as discontinued operations as a result of Best Buy's entry on April 29, 2013, into an Implementation Agreement providing for the sale to Carphone Warehouse Group plc ("CPW") of Best Buy's 50% interest in New BBED Limited ("Best Buy Europe"), Best Buy's venture with CPW, as previously reported in Best Buy's Current Report on Form 8-K filed with the SEC on April 30, 2013.

Best Buy has revised the following portions of the Form 10-K to reflect the presentation of Best Buy Europe as discontinued operations:

•	Item 6. Selected Financial Data

•	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A")

•	Item 7A. Quantitative and Qualitative Disclosures About Market Risk

•	Item 8. Financial Statements and Supplementary Data

The revised portions of the Form 10-K described above are attached as Exhibit 99 hereto and incorporated herein by reference.

All other information in the Form 10-K remains unchanged. This Current Report on Form 8-K does not modify or update the disclosures contained in the Form 10-K in any way, nor does it reflect any subsequent information or events, other than as required to reflect the results of Best Buy Europe as discontinued operations as described above. Without limitation to the foregoing, this Current Report on Form 8-K does not purport to update the MD&A for any information, uncertainties, risks, events or trends occurring, or known to management. Therefore, this Current Report on Form 8-K should be read in conjunction with the Form 10-K, and the registrant's filings with the SEC subsequent to the filing of the Form 10-K, including its Quarterly Report on Form 10-Q for the quarter ended May 4, 2013, as filed with the SEC on June 7, 2013. References in the exhibits attached hereto to the Form 10-K or parts thereof refer to the Form 10-K, except to the extent portions of such Form 10-K have been recast in Exhibit 99 to this Current Report on Form 8-K, in which case, they refer to the applicable recast portion in Exhibit 99 to this Current Report on Form 8-K. The information contained in Exhibit 99 to this Current Report on Form 8-K is not an amendment to, or a restatement of, the Form 10-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following are filed as Exhibits to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
23.1	Consent of Deloitte & Touche LLP

99
Updates to the following portions of the Best Buy Co., Inc. Transition Report on Form 10-K for the transition period from March 4, 2012 to February 2, 2013: Item 6. Selected Financial Data; Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; Item 7A. Quantitative and Qualitative Disclosures About Market Risk; and Item 8. Financial Statements and Supplementary Data. All portions are updated to recast Best Buy Europe as discontinued operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: June 21, 2013	By:	/s/ SUSAN S. GRAFTON
Susan S. Grafton
Senior Vice President, Controller and Chief Accounting Officer

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